Semiannual Report

February 28, 1998

INVESCO INCOME FUNDS

You should know
what INVESCO knows.


INVESCO FUNDS

Market Overview                                                      March 1998
    Like a great prize fighter, it appears that the U.S. economy has taken Asia's best punch and continues to fight. At the beginning of the Asian financial crisis, in the summer of 1997, investment professionals postulated that Asian currency problems were "isolated," and would have little effect on the U.S. economy. Then, as the contagion spread, market pundits theorized that the crisis would derail economic growth in the U.S. and possibly devastate most of the world's financial markets -- wrong again. As with most financial crises, speculation on the length and severity of the situation varies from extreme pessimism to extreme optimism, with the truth usually between the two.
    Over the last six months, this uncertainty increased volatility in the equity markets -- producing both the first market correction in more than seven years and record highs for most indexes. However, as fears of deflation swept through the economy, fixed-income markets experienced a significant rally, with high-quality obligations realizing the strongest returns. With so much uncertainty regarding the direction of the U.S.
economy, it's important to examine the known facts:
    - The U.S. economy is still the dominant economy in the world. GDP (Gross Domestic Product) grew 3.8% last year -- the fastest rate since 1988.
    - U.S. exports to the Asian/Pacific Rim region are relatively minimal, currently representing less than 15% of our total exports.
    - Inflation remains subdued, as both consumer and producer prices remain stable.
    - Consumer confidence is at its highest level in more than 27 years.
    - Unemployment is at historically low levels, and real wages are starting to increase.
    - The chronic U.S. budget deficit might become a surplus in the next few years.
    It appears that the domestic economy is still poised for growth with benign inflation. Although the Asian financial crisis will influence the profitability of certain industries, it will probably have only a minor effect on the U.S.
expansion, as consumer demand remains strong here and in Europe. In fact, the crisis may have been a positive for the U.S, as it applied the brakes to an exuberant economy before it had the chance to overheat. Plus, the crisis may create necessary reforms in Asian economies which could allow for greater global competition. Nonetheless, 1998 may be a more selective stock market with greater volatility compared to the last three years.
    For fixed-income investors, deflationary pressures produced by the Asian crisis should keep both consumer and producer prices in check as cheaper foreign goods flood the U.S. markets. This may keep the Federal Reserve Board from changing the interest rate environment until the crisis has washed through the U.S. economy. The one possible inflationary pressure remains increasing real wages, given low unemployment rates. Nevertheless, the overall outlook for the fixed-income markets continues to be positive.

INVESCO Income Funds, Inc.
    The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Income Funds, plus reinvested dividends and capital gain distributions, for the 10 years ended 2/28/98 (or for Short-Term

Bond Fund, from inception through 2/28/98). The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(2) Composition of holdings is subject to change.

High Yield Fund
    INVESCO  High Yield  Fund  received  the  prestigious  five-star  rating for risk-adjusted performance by Morningstar, for the three-year, five-year, 10-year, and overall periods ended 2/28/98.(3)
    For the six-month period ended 2/28/98, INVESCO High Yield Fund achieved a total return of 8.81%, compared to 6.27% for the Merrill Lynch High Yield Master Index. The fund also outperformed its peers over the same period, besting the average fund return of 6.52% for the Lipper High Current Yield objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1)(2)
    The fund's strong relative performance originates in our value-oriented bond management strategy. We attempt to identify corporate securities that are mispriced by the market, as well as look for obligations that provide the potential for capital appreciation in multiple ways. This disciplined investment style tends to focus more on company and industry fundamentals, and less on interest rates and Federal Reserve Policy.
    During the last six months, our thematic approach to investing identified opportunities in the communications and energy sectors, as well as the radio/broadcasting industry. At the same time, we reduced our exposure to the cable television industry, where market pricing has reduced future potential.

                               High Yield Fund
                         Average Annual Total Return
                              as of 2/28/98 (2)

                         1 Year               16.47%
                         ---------------------------
                         5 Years              11.39%
                         ---------------------------
                         10 Years             10.40%

    In the communications sector, we continue to favor investments in competitive local exchange carriers (CLECs) and rural service providers. Both CLECs and rural service providers are improving fundamentally, and industry consolidation is intensifying -- enhancing potential returns. Two of our favorite investments in the communications sector are Intermedia Communications and MetroNet Communications. Intermedia Communications is experiencing explosive growth, and is currently the fifth-largest data service provider in the U.S., while MetroNet Communications is expanding its network and is presently the largest Canadian CLEC.

Graph:

    This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/98.

    The fundamentals driving the energy sector are similar to those in communications. We have directed the fund's investments towards natural gas companies. Many smaller natural gas companies are exploiting proven reserves by the use of new technology which has enhanced their profitability. This has increased acquisition activity -- which we feel is in its infancy stages -- and improved industry fundamentals. In addition, we feel that many small natural gas firms have had their corporate debt mispriced by the market due to the relatively small size of these companies. Two firms that we presently favor are Belco Oil & Gas and Canadian Forest Oil Ltd. Both have high-quality proven reserves and are improving fundamentally.
    The radio/broadcasting industry remains a prominent theme in the portfolio; deregulation has increased competition as companies try to improve their nationwide presence. This in turn has intensified the pace of consolidation within the industry and created enormous opportunities for selected companies.
    Looking forward, we believe that the high-yield market offers attractive returns to investors, regardless of the interest rate environment. This market has the potential to offer competitive returns with less risk than the broad equity market, and may be appropriate for more aggressive investors. While the domestic economy stays strong, the outlook for the high yield market will remain bright.

Select Income Fund
    INVESCO Select Income Fund received the prestigious five-star rating for risk-adjusted performance by Morningstar, for the five-year, 10-year, and overall periods ended 2/28/98. For the three-year period, the fund received the four-star rating for risk-adjusted performance.(3)
    For the six-month period ended 2/28/98, INVESCO Select Income Fund achieved a total return of 6.69%, compared to a total return of 6.09% for the Lehman Government/Corporate Bond Index. In addition, the fund outperformed its peer group for the same period, besting the average fund return of 5.57% for the Lipper Corporate Debt BBB objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1)(2)
    During the last six months, interest rates decreased as fears of inflation subsided, producing strong returns for fixed-income investors. However, the fund's strong relative performance is mainly attributable to our value-oriented bond management style which focuses on identification of mispriced fixed-income securities.
    Over the last six months, our disciplined investment approach identified opportunities in putable and yield-to-call bonds, the "stranded cost" theme of electric utilities, and selective exposure to the high yield market. Putable and yield-to-call bonds continue to deliver strong performance for the fund. These obligations appear undervalued by the broad market, and offer the potential for higher returns with reduced volatility.

                              Select Income Fund
                         Average Annual Total Return
                              as of 2/28/98 (2)

                         1 Year                12.09%
                         ----------------------------
                         5 Years                8.73%
                         ----------------------------
                         10 Years               9.40%

    The stranded cost theme remains one of our favorite strategies. The electric utilities industry is in a state of dynamic transition as it moves towards deregulation and increased competition, ultimately benefiting the low-cost providers. But deregulation has also created a problem, because many electric utilities built power plants on the premise of restricted competition and regulated prices set forth by the government. State legislatures are now addressing this issue, allowing many utilities to securitize their stranded costs. This may permit some companies to generate substantial cash flows, which may reduce their debt levels and possibly improve their credit ratings. One of our favorite stranded cost investments that has produced strong returns for the fund is New England Power.
    The selected use of high yield securities in the portfolio has also enhanced the fund's performance. These investments have been directed towards the communications and energy sectors, with our preferred targets being in the rural service providers, competitive local exchange carriers, and natural gas companies.

Graph:

    This line graph compares the value of a $10,000 investment in INVESCO Select Income Fund to the value of a $10,000 investment in the Lehman Government/ Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/98.

    Looking forward, we remain bullish on the long-term fundamentals for the fixed-income market. Within the current economic environment, bond yields look quite attractive on an inflation-adjusted basis.

U.S. Government Securities Fund

                       U.S. Government Securities Fund
                         Average Annual Total Return
                              as of 2/28/98 (2)

                       1 Year                   13.51%
                       -------------------------------
                       5 Years                   6.37%
                       -------------------------------
                       10 Years                  7.91%

    For the six-month period ended 2/28/98, INVESCO U.S. Government Securities Fund had a total return of 7.99%, compared to a total return of 10.18% for the Lehman Long Government Bond Index. However, the fund outperformed its peers for the same period, beating the average fund return of 5.64% for the Lipper General U.S. Government objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1)(2)

Graph:

    This line graph compares the value of a $10,000 investment in INVESCO U.S. Government Securities Fund to the value of a $10,000 investment in the

    Lehman Long Government Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/98.

    The duration of the fund is actively managed, with 7.5 years designated as its neutral target. This approximates a 10-plus year U.S. Treasury note investment position, and secures a long-maturity, interest rate-risk/opportunity for the shareholder. (Duration is the weighted average term-to-maturity of a security's cash flows, generally used to measure the price volatility of a bond.)
    As fears of inflation subsided during the last six months, investors focused their attention on the deflationary potential of the Asian financial crisis. This produced decreasing interest rates, especially for bonds with longer maturities -- resulting in a flatter yield curve. In response, we increased our exposure to mortgage-backed securities while reducing our position in Treasuries. Presently, the fund is equally split between mortgage-backed securities and Treasury obligations, and its duration is slightly longer than neutral.
    Looking forward, we expect interest rates for longer maturities to stay within a tight band. Low unemployment and stronger-than-normal growth in GDP (Gross Domestic Product) has created nervousness in the fixed-income market due to their textbook linkage to inflation. However, a potential budget surplus and decreasing consumer prices represent a positive for the bond market. These cross-currents will continue to weigh on the market, and may keep interest rates fairly stable.

Short-Term Bond Fund

                             Short-Term Bond Fund
                         Average Annual Total Return
                              as of 2/28/98 (2)

                         1 Year                   7.29%
                         ------------------------------
                         Since Inception (10/93)  4.92%

    For the six-month period ended 2/28/98, INVESCO Short-Term Bond Fund had a total return of 3.71%, compared to a total return of 3.49% for the Lehman 1-3 Year Government/Corporate Bond Index. The fund outperformed its peers for the same period, besting the average fund return of 3.16% for the Lipper Short
Investment  Grade Debt  objective.  (Lipper  Analytical  Services,  Inc.,  is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1)(2)
    Investors should remember that this fund targets a very specific maturity segment of the fixed-income market. Because of this narrow focus, the fund's investments are more sensitive to allocation decisions than to perceptions of interest rate trends.

Graph:

    This line graph compares the value of a $10,000 investment in INVESCO Short-Term Bond Fund to the value of a $10,000 investment in the Lehman 1-3 Year Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/30/93) through 2/28/98.

    Over the last six months, we have maintained the average portfolio maturity between two and three years. We've favored seasoned mortgage-backed securities, as these obligations provide additional yield spread and increase the underlying quality of the portfolio.
    Although the economy is showing persistent signs of strength on the demand side, we feel that the Federal Reserve Board will not take action to increase interest rates given benign inflation data. This should continue to provide a stable-to-positive backdrop for fixed-income securities with short maturities.

Fund Management
    Vice President Richard R. Hinderlie: manager, U.S. Government Securities Fund; co-manager, Short-Term Bond Fund. Dick began his investment career in 1973, and has extensive experience in fixed-income analysis and portfolio management. He received his MBA from Arizona State University and BA in economics from Pacific Lutheran University.
    Senior Vice President and Director of Fixed-Income Investments Donovan "Jerry" Paul: manager, Select Income Fund and High Yield Fund; co-manager, Short-Term Bond Fund. Jerry began his investment career in 1976. Before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

(1)The Lehman Government/Corporate Bond Index, Lehman 1-3 Year Government/Corporate Bond Index, Lehman Long Government Bond Index, and Merrill Lynch High Yield Master Index are unmanaged indexes of securities considered to be representative of the overall domestic fixed-income, shorter-term bond, high yield bond, and longer-term government bond markets, respectively.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars. As of 2/28/98, High Yield Fund received 5 stars among 1390 funds in the taxable bond fund category for the 3-year period, 5 stars among 816 for the 5-year, and 5 stars among 325 for the 10-year. Select Income Fund received 4 stars among 1390 funds in the taxable bond fund category for the 3-year period, 5 stars among 816 for the 5-year, and 5 stars among 325 for the 10-year.


INVESCO Income Funds, Inc.
Statement of Investment Securities
February 28, 1998
UNAUDITED

                                                              Shares, Units
                                                               or Principal
Description                                                          Amount             Value
---------------------------------------------------------------------------------------------
HIGH  YIELD Fund
FIXED  INCOME  SECURITIES  92.57%
Corporate  Bonds  92.57%
AIR FREIGHT 0.73%
Navigator Gas Transport PLC, 1st
   Priority Ship Mortgage Notes^,
   10.500%, 6/30/2007                                          $  4,750,000      $  5,094,375
                                                                                 ------------
BIOTECHNOLOGY 0.53%
Packard BioScience, Sr Sub Notes, Series B,
   9.375%, 3/1/2007                                            $  3,800,000         3,695,500
                                                                                 ------------
BROADCASTING 6.41%
Allbritton Communications
   Sr Sub Deb, Series B, 9.750%, 11/30/2007                    $  3,625,000         3,824,375
   Sr Sub Notes^, 8.875%, 2/1/2008                             $  5,750,000         5,778,750
Commodore Media, Sr Sub Step-Up Notes,
   7.500%^^, 5/1/2003                                          $ 10,500,000        11,760,000
EchoStar Communications, Gtd Sr Secured
   Discount Step-Up Notes
   Zero Coupon^^, 6/1/2004                                     $  8,000,000         7,570,000
Heritage Media, Sr Sub Notes,
   8.750%, 2/15/2006                                           $  7,045,000         7,555,763
Jacor Communications, Gtd Sr Sub Notes,
   8.000%, 2/15/2010                                           $  3,750,000         3,750,000
SFX Broadcasting, Sr Sub Notes, Series B,
   10.750%, 5/15/2006                                          $  1,900,000         2,116,125
Young Broadcasting, Gtd Sr Sub Notes,
   11.750%, 11/15/2004                                         $  1,900,000         2,099,500
                                                                                 ------------
                                                                                   44,454,513
                                                                                 ------------
CABLE 4.28%
Diamond Cable Communications PLC, Sr
   Discount Step-Up Notes
   Zero Coupon^^, 2/15/2007                                    $  3,200,000         2,128,000
EchoStar Satellite Broadcasting, Sr Secured
   Discount Step-Up Notes
   Zero Coupon^^, 3/15/2004                                    $  4,300,000         3,816,250
Fox/Liberty Networks LLC Finance, Sr Discount
   Step-Up Notes
   Zero Coupon^^, 8/15/2007                                    $  7,700,000         5,207,125
Galaxy Telecom LP/Galaxy Telecom Capital,
   Sr Sub Notes, 12.375%, 10/1/2005                            $  4,750,000         5,248,750






Marcus Cable LP/Marcus Cable Capital III,
   Sr Deb, 11.875%, 10/1/2005                                  $  3,230,000         3,504,550
NTL Inc, Sr Deferred Coupon Step-Up Notes,
   Series A, Zero Coupon^^, 4/15/2005                          $  11,500,000        9,803,750
                                                                                 ------------
                                                                                   29,708,425
                                                                                 ------------
CHEMICALS 1.81%
LaRoche Industries, Sr Sub Notes^,
   9.500%, 9/15/2007                                           $  7,250,000         7,105,000
Terra Industries, Sr Notes, Series B,
   10.500%, 6/15/2005                                          $  5,075,000         5,481,000
                                                                                 ------------
                                                                                   12,586,000
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING   2.72%
RCN Corp
   Sr Discount Step-Up Notes, Zero Coupon^^,
   10/15/2007                                                  $  5,700,000         3,705,000
   Sr Discount Step-Up Notes^, Zero Coupon^^,
   2/15/2008                                                   $ 25,000,000        15,187,500
                                                                                 ------------
                                                                                   18,892,500
                                                                                 ------------
COMPUTER RELATED 0.37%
Phase Metrics, Sr Notes^, 10.750%, 2/1/2005                    $  2,500,000         2,537,500
                                                                                 ------------
CONTAINERS 2.44%
Gaylord Container
   Sr Notes, Series B, 9.750%, 6/15/2007                       $  7,150,000         7,185,750
   Sr Sub Notes^, 9.875%, 2/15/2008                            $ 10,000,000         9,725,000
                                                                                 ------------
                                                                                   16,910,750
                                                                                 ------------
DISTRIBUTION 0.41%
Di Giorgio Corp, Sr Notes, Series B,
   10.000%, 6/15/2007                                          $  2,850,000      $  2,832,188
                                                                                 ------------
ELECTRIC UTILITIES 2.84%
Long Island Lighting, Deb
   9.000%, 11/1/2022                                           $  5,000,000         5,656,799
   8.200%, 3/15/2023                                           $  2,097,000         2,253,058
Niagara Mohawk Power, 1st Mortgage,
   7.875%, 4/1/2024                                            $  6,775,000         6,991,636
Western Massachusetts Electric, 1st Mortgage,
   Series V, 7.750%, 12/1/2002                                 $  4,750,000         4,795,562
                                                                                 ------------
                                                                                   19,697,055
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.60%
Alpine Group, Gtd Sr Secured Notes,
   Series B, 12.250%, 7/15/2003                                $  3,800,000         4,189,500
                                                                                 ------------






ENTERTAINMENT 3.42%
Fox Kids Worldwide, Sr Discount Step-Up Notes^,
   Zero Coupon^^, 11/1/2007                                    $ 18,000,000        10,980,000
Production Resource Group LLC/Program
   Finance, Sr Sub Notes^, 11.500%, 1/15/2008                  $  3,750,000         3,750,000
Six Flags Theme Parks, Sr Sub Discount
   Step-Up Notes, Series A
   Zero Coupon^^, 6/15/2005                                    $  8,135,000         8,979,006
                                                                                 ------------
                                                                                   23,709,006
                                                                                 ------------
FOODS 1.35%
Borden Inc, Deb, 7.875%, 2/15/2023                             $  2,250,000         2,237,524
Grupo Azucarero Mexico SA de CV, Sr Notes^,
   11.500%, 1/15/2005                                          $  4,800,000         4,812,000
Keebler Corp, Gtd Sr Sub Notes,
   10.750%, 7/1/2006                                           $  2,000,000         2,310,000
                                                                                 ------------
                                                                                    9,359,524
                                                                                 ------------
GAMING 1.30%
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                          $  1,500,000         1,730,625
Station Casinos, Sr Sub Notes,
   9.625%, 6/1/2003                                            $  7,000,000         7,280,000
                                                                                 ------------
                                                                                    9,010,625
                                                                                 ------------
HEALTH CARE RELATED 2.47%
Magellan Health Services, Sr Sub Notes^,
   9.000%, 2/15/2008                                           $  4,750,000         4,785,625
Medaphis Corp, Sr Notes^,
   9.500%, 2/15/2005                                           $  5,000,000         4,993,750
Universal Hospital Services, Sr Notes^,
   10.250%, 3/1/2008                                           $  7,250,000         7,322,500
                                                                                 ------------
                                                                                   17,101,875
                                                                                 ------------
IRON & STEEL 2.93%
Inland Steel, 1st Mortgage, Series R,
   7.900%, 1/15/2007                                           $ 10,000,000        10,175,000
National Steel, 1st Mortgage,
   8.375%, 8/1/2006                                            $ 10,000,000        10,125,000
                                                                                 ------------
                                                                                   20,300,000
                                                                                 ------------
MANUFACTURING 1.21%
American Standard, Sr Notes,
   7.625%, 2/15/2010                                           $  4,000,000         3,940,000
Universal Compression, Sr Discount
   Step-Up Notes^, Zero Coupon^^, 2/15/2008                    $  7,200,000         4,464,000
                                                                                 ------------
                                                                                    8,404,000
                                                                                 ------------






METALS MINING 2.68%
Glencore Nickel Property Ltd, Gtd Sr
   Secured Notes^, 9.000%, 12/1/2014                           $  6,750,000         6,615,000
Haynes International, Sr Notes,
   11.625%, 9/1/2004                                           $  4,150,000         4,731,000
Westmin Resources Ltd, Sr Secured Notes,
   11.000%, 3/15/2007                                          $  6,250,000         7,250,000
                                                                                 ------------
                                                                                   18,596,000
                                                                                 ------------
OIL & GAS RELATED 11.82%
Belco Oil & Gas, Sr Sub Notes, Series B,
   8.875%, 9/15/2007                                           $  6,600,000         6,723,750
Canadian Forest Oil Ltd, Gtd Sr Sub Notes,
   8.750%, 9/15/2007                                           $  7,200,000         7,264,267
Cliffs Drilling, Gtd Sr Notes, Series B,
   10.250%, 5/15/2003                                          $  7,650,000         8,338,500
Costilla Energy, Sr Notes^,
   10.250%, 10/1/2006                                          $  4,150,000         4,191,500
Cross Timbers Oil, Sr Sub Notes,
   Series B, 9.250%, 4/1/2007                                  $  5,250,000         5,538,750
Energy Corp of America, Sr Sub Notes,
   Series A, 9.500%, 5/15/2007                                 $  6,000,000         5,985,000
HS Resources, Sr Sub Notes,
   9.250%, 11/15/2006                                          $  3,000,000         3,060,000
Houston Exploration, Sr Sub Notes^,
   8.625%, 1/1/2008                                            $  6,750,000         6,648,750
KCS Energy, Sr Sub Notes, 8.875%, 1/15/2008                    $  6,650,000         6,583,500
Magnum Hunter Resources, Gtd Sr Notes,
   10.000%, 6/1/2007                                           $  6,900,000         6,796,500
PANACO Inc, Sr Notes, 10.625%, 10/1/2004                       $  7,650,000         7,726,500
Petsec Energy, Sr Sub Notes, Series B,
   9.500%, 6/15/2007                                           $  5,250,000         5,302,500
Snyder Oil, Gtd Sr Sub Notes,
   8.750%, 6/15/2007                                           $  3,900,000         3,987,750
Stone Energy, Gtd Sr Sub Notes,
   8.750%, 9/15/2007                                           $  3,750,000         3,862,500
                                                                                 ------------
                                                                                   82,009,767
                                                                                 ------------
PAPER & FOREST PRODUCTS 2.86%
Ainsworth Lumber Ltd, Sr Secured Notes**,
   12.500%, 7/15/2007                                          $  6,650,000         6,799,625
Bear Island Paper LLC/Bear Island Finance II,
   Sr Secured Notes^, 10.000%, 12/1/2007                       $  3,450,000         3,519,000
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                           $  9,075,000         9,506,062
                                                                                 ------------
                                                                                   19,824,687
                                                                                 ------------




PUBLISHING 3.41%
Affiliated Newspaper Investments, Sr Discount
   Step-Up Notes, Zero Coupon^^, 7/1/2006                      $ 19,618,000        18,882,325
Liberty Group Operating, Sr Sub Notes^,
   9.375%, 2/1/2008                                            $  4,750,000         4,797,500
                                                                                 ------------
                                                                                   23,679,825
                                                                                 ------------
SAVINGS & LOAN 1.05%
Western Financial Savings Bank, Sub
   Capital Deb, 8.875%, 8/1/2007                               $  7,500,000         7,288,206
                                                                                 ------------
SERVICES 0.70%
Outsourcing Services Group, Sr Sub Notes^,
   10.875%, 3/1/2006                                           $  4,750,000         4,868,750
                                                                                 ------------
SPECIALTY PRINTING 0.61%
MDC Communications, Sr Sub Notes,
   10.500%, 12/1/2006                                          $  3,900,000         4,212,000
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS   10.76%
CCPR Services, Gtd Sr Sub Notes,
   10.000%, 2/1/2007                                           $  2,400,000         2,316,000
Cellular Communications International,
   Sr Discount Notes, Zero Coupon, 8/15/2000                   $  1,000,000           855,000
Centennial Cellular, Sr Notes,
   10.125%, 5/15/2005                                          $  6,750,000         7,492,500
Esat Holdings Ltd, Sr Deferred Coupon Step-Up
   Notes, Series B, Zero Coupon^^, 2/1/2007                    $ 10,500,000         7,875,000
Millicom International Cellular, Sr Sub
   Discount Step-Up Notes, Zero Coupon^^,
   6/1/2006                                                    $  6,650,000         5,087,250
Nextel Communications Sr Discount
   Step-Up Notes, Zero Coupon^^ 8/15/2004                      $ 12,500,000        11,937,500
   10/31/2007                                                  $  6,750,000         4,218,750
   Sr Redeemable Discount Step-Up Notes,
   Zero Coupon^^, 9/15/2007                                    $  7,000,000         4,532,500
Price Communications Cellular Holdings,
   Sr Secured Discount Step-Up Notes^
   Zero Coupon^^, 8/1/2007                                     $  4,750,000         3,087,500
PriCellular Wireless, Sr Sub Discount
   Step-Up Notes
   Series B, 14.000%^^, 11/15/2001                             $  4,800,000         5,280,000
   Zero Coupon^^, 10/1/2003                                    $ 21,015,000        21,960,675
                                                                                 ------------
                                                                                   74,642,675
                                                                                 ------------



TELECOMMUNICATIONS -- LONG DISTANCE 17.55%
BARAK International Telecommunications Services
 Sr Sub Discount Step-Up Notes^, Zero Coupon^^, 11/15/2007     $  6,800,000         3,918,500
Esprit Telecom Group PLC, Sr Notes,
   11.500%, 12/15/2007                                         $  4,750,000         5,130,000
FLAG Ltd, Sr Notes^, 8.250%, 1/30/2008                         $  4,950,000         5,049,000
Focal Communications, Sr Discount Step-Up
   Notes^, Zero Coupon^^, 2/15/2008                            $ 21,000,000        11,340,000
fONOROLA Inc, Gtd Sr Secured Notes,
   12.500%, 8/15/2002                                          $  3,600,000         4,014,000
GCI Inc, Sr Notes, 9.750%, 8/1/2007                            $  9,600,000        10,176,000
IDT Corp, Sr Notes^, 8.750%, 2/15/2006                         $  4,750,000         4,750,000
McLeodUSA Inc, Sr Notes, 9.250%, 7/15/2007                     $  4,000,000         4,280,000
NEXTLINK Communications, Sr Notes,
   9.625%, 10/1/2007                                           $  5,950,000         6,195,438
NEXTLINK Communications LLC/NEXTLINK
   Capital, Sr Notes, 12.500%, 4/15/2006                       $ 11,760,000        13,524,000
Qwest Communications International,
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 2/1/2008                                     $ 25,000,000        16,250,000
RSL Communications PLC, Sr Discount
   Step-Up Notes^, Zero Coupon^^, 3/1/2008                     $ 14,750,000        $8,942,187
Rogers Cantel, Sr Sub Notes, 8.800%, 10/1/2007                 $  7,570,000         7,570,000
Sprint Spectrum LP/Sprint Spectrum Finance,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 8/15/2006                                    $  5,180,000         4,195,800
Sygnet Wireless, Sr Notes, 11.500%, 10/1/2006                  $  1,160,000         1,276,000
Teligent Inc
   Sr Discount Step-Up Notes^, Zero Coupon^^,
   3/1/2008                                                    $ 15,000,000         8,193,750
   Sr Notes, 11.500%, 12/1/2007                                $  6,750,000         6,935,625
                                                                                 ------------
                                                                                  121,740,300
                                                                                 ------------
TELEPHONE 5.31%
Intermedia Communications, Sr Notes^
   8.875%, 11/1/2007                                           $  5,500,000         5,802,500
   8.500%, 1/15/2008                                           $  9,500,000         9,820,625
MetroNet Communications
   Sr Discount Step-Up Notes, Zero Coupon^^,
   11/1/2007                                                   $ 11,500,000         7,532,500
   Sr Notes, 12.000%, 8/15/2007                                $  6,750,000         7,796,250
Netia Holdings BV, Gtd Sr Discount Step-Up
   Notes^, Zero Coupon^^, 11/1/2007                            $  8,750,000         5,862,500
                                                                                 ------------
                                                                                   36,814,375
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $634,051,890)                                                            642,159,921
                                                                                 ------------
PREFERRED  STOCKS & WARRANTS 3.51%
HEALTH CARE RELATED 1.22%
Fresenius  Medical Care Capital Trust II,
 Gtd Trust, Pfd^, 7.875%                                             85,000         8,457,500
                                                                                 ------------



PUBLISHING 1.46%
Liberty Group Publishing, Sr Redeemable
   Exchangeable Cum Pfd^, 14.750%                                   170,000         4,420,000
PRIMEDIA Inc, Exchangeable Pfd^,
   Series G, 8.625%                                                  57,500         5,742,813
                                                                                 ------------
                                                                                   10,162,813
SERVICES 0.72%
Nebco Evans Holding, Exchangable Pfd^**,
   11.250%                                                           50,000         5,000,000
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR & WIRELESS 0.07%
Microcell Telecommunications Warrants*^
   (Exp 2006)                                                        34,000           479,060
                                                                                 ------------
TELEPHONE 0.04%
MetroNet Communications Warrants*^ (Exp 2007)                         6,750           270,000
                                                                                 ------------
TOTAL PREFERRED STOCKS & WARRANTS
   (Cost $23,812,947)                                                              24,369,373
                                                                                 ------------
OTHER SECURITIES 3.31%
COMPUTER RELATED 0.90%
DIVA Systems,  Units^ (Each unit  consists of one
$1,000 face amount Sr Discount
   Step-Up Note, Zero Coupon^^, 3/1/2008 and 3
   wrnts to purchase 1 shr of cmn stk)                                2,500         1,368,750
WAM!NET Inc, Units^ (Each unit consists of one
   $1,000 face amount Sr Discount
   Step-Up Note, Zero Coupon^^, 3/1/2005 and 3
   wrnts to purchase 6.03 shrs of cmn stk)                            8,000         4,880,000
                                                                                 ------------
                                                                                    6,248,750
                                                                                 ------------
FINANCIAL 1.37%
DTIHoldings,  Units^  (Each unit  consists of one
$1,000 face amount Sr Discount
   Step-Up Note, Zero Coupon^^, 3/1/2008 and
   5 wrnts to purchase 7.76 shrs of cmn stk)                         17,500         9,537,500
                                                                                 ------------
GAMING 0.53%
Aladdin Gaming Holdings LLC/Aladdin  Capital,
   Units^ (Each unit consists of one
   $1,000 face amount Sr Discount
   Step-Up Note, Zero Coupon^^,  3/1/2010 and 10
   wrnts each to purchase 10 shrs Class B non-voting
   cmn stk and wrnts)                                                 7,000         3,657,500
                                                                                 ------------



SERVICES 0.51%
Brill Media LLC/Brill Media Management,
   Units^ (Each unit consists of one
   $1,000 face amount Sr
   Step-Up Note,  7.500%^^,  12/15/2007 and
   approximately  $28.57 face
   amount Appreciation Notes, 12/15/2007)                             3,750         3,506,250
                                                                                 ------------
TOTAL OTHER SECURITIES
   (Cost $22,816,678)                                                             $22,950,000
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 0.61%
Repurchase Agreement with State Street Bank &
   Trust Co dated  2/27/1998 due 3/2/1998 at 5.580%,
   repurchased  at $4,221,962
   (Collateralized  by  US  Treasury  Bonds
   due  2/15/2020  at  8.500%, value $4,322,933)
   (Cost $4,220,000)                                           $  4,220,000         4,220,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $684,901,515)
   (Cost for Income Tax Purposes $684,902,139)                                   $693,699,294
                                                                                 ============

SELECT  INCOME  Fund
FIXED  INCOME   SECURITIES  97.94%
US  Government  Agency
Obligations 5.53%
Freddie Mac, Gold, Participation Certificates
   7.000%, 5/1/2024                                            $  4,022,149      $  4,085,578
   6.500%, 9/1/2011                                            $ 17,408,866        17,487,902
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $20,697,787)                                                              21,573,480
                                                                                 ------------
Corporate Bonds 92.41%
AEROSPACE & DEFENSE 0.56%
Litton Industries, Deb, 6.980%, 3/15/2036                      $  2,000,000         2,179,200
                                                                                 ------------
AIR FREIGHT 0.83%
Navigator Gas Transport PLC, 1st Priority
   Ship Mortgage Notes^, 10.500%, 6/30/2007                    $  3,000,000         3,217,500
                                                                                 ------------
AUTOMOBILES 1.86%
Auburn Hills Trust, Gtd Exchangeable Deb
   Certificates, 12.000%, 5/1/2020                             $  4,500,000         7,262,432
                                                                                 ------------
BROADCASTING 0.83%
Heritage Media, Sr Sub Notes,
   8.750%, 2/15/2006                                           $  3,000,000         3,217,500
                                                                                 ------------
BUILDING MATERIALS 3.50%
USG Corp, Sr Notes, 8.500%, 8/1/2005                           $ 12,340,000        13,666,550
                                                                                 ------------


CABLE 4.23%
CF Cable TV, 2nd Priority Sr Secured Notes,
   11.625%, 2/15/2005                                          $  4,000,000         4,520,000
Continental Cablevision, Sr Deb,
   9.500%, 8/1/2013                                            $ 10,030,000        11,997,846
                                                                                 ------------
                                                                                   16,517,846
                                                                                 ------------
CHEMICALS 0.55%
Terra Industries, Sr Notes, Series B,
   10.500%, 6/15/2005                                          $  2,000,000         2,160,000
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 0.93%

RCN Corp, Sr Discount Step-Up Notes^,
   Zero Coupon^^, 2/15/2008                                    $  6,000,000         3,645,000
                                                                                 ------------
ELECTRIC UTILITIES 24.01%
Boston Edison, Deb
   7.800%, 5/15/2010                                           $  1,000,000         1,091,828
   7.800%, 3/15/2023                                           $  1,500,000         1,562,454
Carolina Power & Light, 1st Mortgage
   8.625%, 9/15/2021                                           $  1,000,000         1,228,343
   6.875%, 8/15/2023                                           $  2,500,000         2,465,122
Cleveland Electric Illuminating, 1st Mortgage
   Series B, 9.500%, 5/15/2005                                 $    477,000           524,700
   8.375%, 12/1/2011                                           $  3,684,000         3,786,698
DQU-II Funding, Collateral Lease,
   8.700%, 6/1/2016                                            $  8,000,000         8,953,600
Detroit Edison, Secured Medium-Term Notes,
   Series 92D, 8.300%, 8/1/2022                                $  3,000,000        $3,275,805
El Paso Electric, 1st Mortgage, Series C,
   8.250%, 2/1/2003                                            $  3,375,000         3,552,187
Gulf States Utilities, 1st Mortgage,
   8.940%, 1/1/2022                                            $  1,000,000         1,060,966
Jersey Central Power & Light, 1st Mortgage,
   7.500%, 5/1/2023                                            $  4,000,000         4,144,280
Long Island Lighting, Deb
   9.000%, 11/1/2022                                           $  3,617,000         4,092,129
   8.200%, 3/15/2023                                           $  7,117,000         7,646,646
Metropolitan Edison, Secured Medium-Term
   Notes, Series B
   8.150%, 1/30/2023                                           $    500,000           539,199
   6.970%, 10/19/2023                                          $  3,500,000         3,461,268
New England Power, General & Ref Mortgage,
   8.000%, 8/1/2022                                            $    210,000           226,988
New York State Electric & Gas, 1st Mortgage,
   8.300%, 12/15/2022                                          $  4,400,000         4,722,057
Niagara Mohawk Power, 1st Mortgage,
   8.500%, 7/1/2023                                            $  1,000,000         1,071,137
PSI Energy, Deb, 6.350%, 11/15/2006                            $  5,750,000         5,818,200
Pacific Gas & Electric, 1st & Ref Mortgage
   Series 91A, 8.800%, 5/1/2024                                $  3,600,000         4,531,287
   Series 92B, 8.375%, 5/1/2025                                $    600,000           650,743
   Series 92D, 8.250%, 11/1/2022                               $  2,236,000         2,399,798


Pennsylvania Power, 1st Mortgage,
   8.500%, 7/15/2022                                           $  2,000,000         2,190,790
Pennsylvania Power & Light, 1st Mortgage,
   7.875%, 2/1/2023                                            $  5,000,000         5,366,720
Philadelphia Electric, 1st & Ref Mortgage
   7.750%, 3/1/2023                                            $  5,370,000         5,495,942
   7.250%, 11/1/2024                                           $  4,500,000         4,531,985
Public Service Electric & Gas, 1st &
   Ref Mortgage, 7.500%, 3/1/2023                              $  3,124,000         3,224,886
Western Massachusetts Electric, 1st Mortgage,
   Series V, 7.750%, 12/1/2002                                 $  6,000,000         6,057,552
                                                                                 ------------
                                                                                   93,673,310
                                                                                 ------------
ENTERTAINMENT 4.98%
Paramount Communications, Sr Deb,
   7.500%, 7/15/2023                                           $  5,000,000         4,796,864
Time Warner, Deb, 6.850%, 1/15/2026                            $  5,000,000         5,067,294
Time Warner Entertainment LP, Sr Deb,
   8.375%, 3/15/2023                                           $  5,000,000         5,717,175
Viacom International, Sub Deb
   Series A, 7.000%, 7/1/2003                                  $  1,942,000         1,905,348
   Series B, 7.000%, 7/1/2003                                  $  2,000,000         1,962,254
                                                                                 ------------
                                                                                   19,448,935
                                                                                 ------------
FOODS 1.69%
Borden Inc, Deb, 7.875%, 2/15/2023                             $  3,557,000         3,537,276
Keebler Corp, Gtd Sr Secured Sub Notes,
   10.750%, 7/1/2006                                           $  2,650,000         3,060,750
                                                                                 ------------
                                                                                    6,598,026
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 2.47%
McKesson Corp, Sub Deb, 4.500%, 3/1/2004                       $ 10,409,000         9,624,869
                                                                                 ------------
HEALTH CARE RELATED 2.10%
FHP International, Sr Notes,
   7.000%, 9/15/2003                                           $  6,535,000         6,713,516
Medaphis Corp, Sr Notes^, 9.500%, 2/15/2005                    $  1,500,000         1,498,125
                                                                                 ------------
                                                                                    8,211,641
                                                                                 ------------
INSURANCE 8.59%
Equitable Cos, Sr Notes, 9.000%, 12/15/2004                    $ 16,000,000        18,323,086
Travelers Group, Deb, 6.625%, 1/15/2028                        $ 10,000,000         9,681,329
Veritas Holdings GmbH, Sr Notes,
   9.625%, 12/15/2003                                          $  5,115,000         5,511,412
                                                                                 ------------
                                                                                   33,515,827
                                                                                 ------------


INVESTMENT BANK/BROKER FIRM 1.95%
Donaldson Lufkin & Jenrette, Medium-Term
   Notes, 5.625%, 2/15/2016                                    $  3,000,000         2,975,532
Lehman Brothers Holdings, Sr Notes,
   8.800%, 3/1/2015                                            $  4,000,000         4,643,240
                                                                                 ------------
                                                                                    7,618,772
                                                                                 ------------
IRON & STEEL 1.04%
National Steel, 1st Mortgage,
   8.375%, 8/1/2006                                            $  4,000,000        $4,050,000
                                                                                 ------------
MACHINERY 1.31%
AGCO Corp, Sr Sub Notes, 8.500%, 3/15/2006                     $  4,900,000         5,096,000
                                                                                 ------------
METALS MINING 0.75%

Glencore Nickel Property Ltd, Gtd Sr
   Secured Notes^, 9.000%, 12/1/2014                           $  3,000,000         2,940,000
                                                                                 ------------
NATURAL GAS 1.57%
Noram Energy, Conv Sub Deb,
   6.000%, 3/15/2012                                           $  6,579,000         6,118,470
                                                                                 ------------
OIL & GAS RELATED 7.40%
Atlantic Richfield, Deb
   9.125%, 3/1/2011                                            $    874,000         1,093,684
   9.125%, 8/1/2031                                            $  3,650,000         4,826,990
Belco Oil & Gas, Sr Sub Notes, Series B,
   8.875%, 9/15/2007                                           $  3,750,000         3,820,312
Canadian Forest Oil Ltd, Gtd Sr Sub Notes,
   8.750%, 9/15/2007                                           $  3,500,000         3,531,241
Cliffs Drilling, Gtd Sr Notes, Series B,
   10.250%, 5/15/2003                                          $  1,500,000         1,635,000
Gulf Canada Resources Ltd, Sr Notes,
   8.250%, 3/15/2017                                           $  5,000,000         5,524,750
SEACOR SMIT, Sr Notes, 7.200%, 9/15/2009                       $  4,000,000         3,977,944
Snyder Oil, Gtd Sub Notes, 8.750%, 6/15/2007                   $  1,000,000         1,022,500
Sun Inc, Deb, 9.375%, 6/1/2016                                 $  3,000,000         3,435,870
                                                                                 ------------
                                                                                   28,868,291
                                                                                 ------------
PAPER & FOREST PRODUCTS 3.44%
Champion International, Deb,
   6.400%, 2/15/2026                                           $  4,185,000         4,249,809
Quno Corp, Sr Notes, 9.125%, 5/15/2005                         $  5,000,000         5,512,500
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                           $  3,500,000         3,666,250
                                                                                 ------------
                                                                                   13,428,559
                                                                                 ------------


PUBLISHING 2.55%
Affiliated Newspaper Investments, Sr Discount
   Step-Up Deb, Zero Coupon^^, 7/1/2006                        $  3,000,000         2,887,500
PRIMEDIA Inc, Sr Notes^, 7.625%, 4/1/2008                      $  4,000,000         3,950,000
Quebecor Printing, Capital Deb,
   6.500%, 8/1/2027                                            $  3,000,000         3,109,242
                                                                                 ------------
                                                                                    9,946,742
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 0.76%
Spieker Properties LP, Deb,
   7.350%, 12/1/2017                                           $  3,000,000         2,981,361
                                                                                 ------------
REAL ESTATE RELATED 0.87%
Trizec Finance Ltd, Gtd Sr Notes,
   10.875%, 10/15/2005                                         $  3,000,000         3,397,500
                                                                                 ------------
SAVINGS & LOAN 1.27%
Dime Bancorp, Sr Notes, 10.500%, 11/15/2005                    $  2,850,000         3,042,375
Western Financial Savings Bank,
Sub Capital Deb, 8.500%, 7/1/2003                              $  2,000,000         1,924,676
                                                                                 ------------
                                                                                    4,967,051
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS 2.43%
360 Communications, Notes, 6.650%, 1/15/2008                   $  7,000,000         6,911,947
Centennial Cellular, Sr Notes,
   8.875%, 11/1/2001                                           $  2,500,000         2,581,250
                                                                                 ------------
                                                                                    9,493,197
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 7.01%
GCI Inc, Sr Notes, 9.750%, 8/1/2007                            $  2,000,000         2,120,000
NEXTLINK Communications LLC/NEXTLINK
   Capital, Sr Notes, 12.500%, 4/15/2006                       $  3,000,000         3,450,000
Qwest Communications International,
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 2/1/2008                                     $  7,500,000         4,875,000
RSL Communications PLC, Sr Notes^,
   9.125%, 3/1/2008                                            $  1,000,000           995,000
Rogers Cantel, Sr Secured Deb,
   9.750%, 6/1/2016                                            $  4,000,000         4,330,000
WorldCom Inc, Sr Notes, 8.875%, 1/15/2006                      $ 10,624,000        11,593,440
                                                                                 ------------
                                                                                   27,363,440
                                                                                 ------------
TELEPHONE 2.93%
Frontier Corp, Notes, 7.250%, 5/15/2004                        $  3,000,000         3,152,208
Intermedia Communications, Sr Notes^,
   8.500%, 1/15/2008                                           $  4,000,000        $4,135,000



US WEST Capital Funding, Gtd Deb,
   6.950%, 1/15/2037                                           $  4,000,000         4,131,340
                                                                                 ------------
                                                                                   11,418,548
                                                                                 ------------
   TOTAL CORPORATE BONDS (Cost $353,595,198)                                      360,626,567
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $374,292,985)                                                            382,200,047
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   COMMERICAL PAPER 2.06%
FINANCIAL 2.06%
Associates Corp of North America,
   5.670%, 3/2/1998 (Cost $8,025,000)                          $  8,025,000         8,025,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $382,317,985#)                                                          $390,225,047
                                                                                 ============

SHORT-TERM  BOND  Fund
FIXED  INCOME  SECURITIES  85.85%
US  Government  Agency
Obligations 65.85%

Freddie Mac, Gold, Participation Certificates
   7.000%, 4/1/2008                                            $  2,059,341        $2,097,047
   6.500%, 7/1/2008                                            $  2,658,397         2,675,703
   6.500%, 8/1/2008                                            $  3,055,311         3,075,201
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $7,770,995)                                                                7,847,951
                                                                                 ------------
Corporate Bonds 20.00%
BROADCASTING 2.20%
Allbritton Communications, Sr Sub Deb,
   11.500%, 8/15/2004                                          $    250,000           262,500
                                                                                 ------------
CABLE 1.90%
CF Cable TV, 2nd Priority Sr Secured Notes,
   11.625%, 2/15/2005                                          $    200,000           226,000
                                                                                 ------------
ELECTRIC UTILITIES 6.98%
Cleveland Electrical Illuminating,
   1st Mortgage, 8.375%, 12/1/2011                             $    200,000           205,575
PSI Energy, Deb, 6.350%, 11/15/2006                            $    250,000           252,965
Public Service of New Mexico, 1st Mortgage
   Notes, 9.000%, 5/1/2008                                     $    117,000           120,075
Tucson Electrical Power, 1st Mortgage,
   7.650%, 5/1/2003                                            $    250,000           253,007
                                                                                 ------------
                                                                                      831,622
                                                                                 ------------


GAMING 4.73%
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                          $    250,000           288,438
Horseshoe Gaming LLC, Sr Notes, Series B,
   12.750%, 9/30/2000                                          $    250,000           275,625
                                                                                 ------------
                                                                                      564,063
                                                                                 ------------
PUBLISHING 2.02%
Affiliated Newspaper Investments, Sr Discount
   Step-Up Deb, Zero Coupon^^, 7/1/2006                        $    250,000           240,625
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS 2.17%
Centennial Cellular, Sr Notes,
   8.875%, 11/1/2001                                           $    250,000           258,125
                                                                                 ------------

   TOTAL CORPORATE BONDS
   (Cost $2,355,808)                                                                2,382,935
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $10,126,803)                                                              10,230,886
                                                                                 ------------
SHORT-TERM INVESTMENTS 14.15%
   Corporate Bonds 11.08%

FINANCIAL 11.08%
Chrysler Financial, Notes, 6.500%, 6/15/1998                   $    470,000           470,674
Ford Motor Credit, Medium-Term Notes,
   5.902%, 2/1/1999                                            $    450,000      $    450,087
United States Leasing International,
   Medium-Term Notes, 5.288%, 11/16/1998                       $    400,000           399,716
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $1,320,937)                                                                1,320,477
                                                                                 ------------
Repurchase Agreements 3.07%
Repurchase Agreement with State Street
   Bank & Trust Co dated  2/27/1998
   due  3/2/1998  at  5.580%,
   repurchased  at $366,170
   (Collateralized by US Treasury Bonds
   due 2/15/2023 at 7.125%, value $378,674)
   (Cost $366,000)                                             $    366,000           366,000
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $1,686,937)                                                                1,686,477
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $11,813,740#)                                                            $11,917,363
                                                                                 ============



U.S. GOVERNMENT SECURITIES Fund
FIXED INCOME SECURITIES 97.44%
US Government Obligations 48.03%
US Treasury Bonds
   8.125%, 8/15/2019                                           $  5,000,000        $6,270,315
   6.125%, 11/15/2027                                          $ 16,000,000        16,450,000
                                                                                 ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $21,970,748)                                                              22,720,315
                                                                                 ------------
US Government Agency Obligations 49.41%
Freddie Mac, Gold, Participation Certificates
   6.500%, 7/1/2008                                            $ 11,165,267        11,237,951
   6.500%, 12/1/2027                                           $  7,482,007         7,418,334
Government National Mortgage Association I,
   Pass-Through Certificates
   6.500%, 4/15/2026                                           $ 4,760,915          4,718,162
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $22,970,308)                                                              23,374,447
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $44,941,056)                                                              46,094,762
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 2.56%
Repurchase Agreement with State Street
   Bank & Trust Co dated 2/27/1998






   due 3/2/1998 at 5.580%, repurchased at
   $1,210,563 (Collateralized by
   US Treasury Bonds due 2/15/2023 at 7.125%,
   value $1,244,877)
   (Cost $1,210,000)                                           $ 1,210,000         1,210,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $46,151,056)
   (Cost for Income Tax Purposes $46,157,111)                                    $47,304,762
                                                                                 ============

^ Securities are registered pursuant to Rule 144A and may be deemed restricted for resale to institutional investors.
^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.
* Security is non-income producing.
** Securities may make dividend payments in other types of securities or cash.
# Also represents cost for income tax purposes.

See Notes to Financial Statements




Summary of Investments by Country

                                                                       % of
                                                  Country        Investment
Country                                              Code        Securities             Value
---------------------------------------------------------------------------------------------
High Yield Fund
Australia                                              AS             1.72%     $  11,917,500
Bermuda                                                BD              1.29         8,942,187
Canada                                                 CA              9.04        62,693,764
Ireland                                                IR              1.14         7,875,000
Israel                                                 IS              0.56         3,918,500
Luxembourg                                             LX              0.73         5,087,250
Mexico                                                 MX              0.69         4,812,000
Poland                                                 PO              0.85         5,862,500
Puerto Rico                                            PR              0.33         2,316,000
United Kingdom                                         UK              2.46        17,061,750
United States                                          US             81.19       563,212,843
                                                                    -------------------------
                                                                    100.00%      $693,699,294



Select Income Fund
Australia                                              AS             0.75%      $  2,940,000
Bermuda                                                BD              0.26           995,000
Canada                                                 CA              7.74        30,193,983
Germany                                                GM              1.41         5,511,412
United States                                          US             89.84       350,584,652
                                                                    -------------------------
                                                                    100.00%      $390,225,047


See Notes to Financial Statements



INVESCO Income Funds, Inc.
Statement of Assets and Liabilities
February 28, 1998
UNAUDITED
                                                                                                                       U.S.
                                                                 High            Select        Short-Term        Government
                                                                Yield            Income              Bond        Securities
                                                                 Fund              Fund              Fund              Fund
                                                        -------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost~                                              $684,901,515      $382,317,985       $11,813,740       $46,151,056
                                                        ===================================================================
   At Value~                                             $693,699,294      $390,225,047       $11,917,363       $47,304,762
Cash                                                        2,296,347                 0               286                 0
Receivables:
   Investment Securities Sold                              38,224,687         6,015,687                 0                 0
   Fund Shares Sold                                         3,666,556         2,477,550            56,723            80,770
   Dividends and Interest                                   9,251,543         6,456,999           108,359           429,842
Prepaid Expenses and Other Assets                             106,813           163,322            76,041           127,019
                                                        -------------------------------------------------------------------
TOTAL ASSETS                                              747,245,240       405,338,605        12,158,772        47,942,393
                                                        -------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                        0            10,893                 0            36,873
   Distributions to Shareholders                              716,102           197,318             3,282            16,513
   Investment Securities Purchased                         32,280,092         9,659,961                 0                 0
   Fund Shares Repurchased                                  4,218,381         1,121,985           173,238           165,291
Accrued Distribution Expenses                                 129,173            71,967             2,470             9,242
Accrued Expenses and Other Payables                            34,901            22,318            11,564             9,639
                                                        -------------------------------------------------------------------
TOTAL LIABILITIES                                          37,378,649        11,084,442           190,554           237,558
                                                        -------------------------------------------------------------------
Net Assets at Value                                      $709,866,591      $394,254,163       $11,968,218       $47,704,835
                                                        ===================================================================
NET ASSETS
Paid-in Capital*                                         $687,760,221      $383,069,166       $12,228,729       $44,234,580




Accumulated Undistributed Net
   Investment Income                                           16,678            37,335                 0                 0
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                       13,291,913         3,240,600         (364,134)         2,316,549
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                        8,797,779         7,907,062           103,623         1,153,706
                                                        -------------------------------------------------------------------
Net Assets at Value                                      $709,866,591      $394,254,163       $11,968,218       $47,704,835
                                                        ===================================================================
Shares Outstanding                                         96,472,493        58,797,643         1,249,293         6,189,681
Net Asset Value, Offering and Redemption
   Price per Share                                              $7.36             $6.71             $9.58             $7.71
                                                        ===================================================================


~ Investment securities at cost and value at February 28, 1998 include repurchase agreements of $4,220,000, $366,000 and $1,210,000 for High Yield, Short-Term Bond and U.S. Government Securities Funds, respectively.

* The Fund has 600 million authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements



INVESCO Income Funds, Inc.
Statement of Operations
Six Months Ended February 28, 1998
UNAUDITED

                                                                                                                    U.S.
                                                             High               Select        Short-Term        Government
                                                             Yield              Income           Bond           Securities
                                                             Fund                Fund            Fund               Fund
                                                        -------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                                $  27,278,283     $  12,569,620        $  468,284      $  1,655,054
Dividends                                                     135,091                 0                 0                 0
                                                        -------------------------------------------------------------------
   TOTAL INCOME                                            27,413,374        12,569,620           468,284         1,655,054
                                                        -------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                    1,249,244           892,181            34,831           141,999
Distribution Expenses                                         711,491           413,171            17,415            64,545
Transfer Agent Fees                                           348,301           408,814            32,041            88,315


Administrative Fees                                            47,689            29,790             6,045             8,873
Custodian Fees and Expenses                                    21,470            23,954             2,876             5,545
Directors' Fees and Expenses                                   21,356            14,656             4,938             6,385
Professional Fees and Expenses                                 18,943            14,534             9,821             8,975
Registration Fees and Expenses                                 65,685            31,122            14,529            26,043
Reports to Shareholders                                        40,634            33,828             3,571             8,810
Other Expenses                                                  8,386             5,830               713             1,543
                                                        -------------------------------------------------------------------
   TOTAL EXPENSES                                           2,533,199         1,867,880           126,780           361,033
   Fees and Expenses Absorbed by
   Investment Adviser                                               0         (109,439)          (66,030)          (98,761)
   Fees and Expenses Paid Indirectly                         (12,376)          (11,155)           (1,163)           (2,129)
                                                        -------------------------------------------------------------------
   NET EXPENSES                                             2,520,823         1,747,286            59,587           260,143
                                                        -------------------------------------------------------------------
NET INVESTMENT INCOME                                      24,892,551        10,822,334           408,697         1,394,911
                                                        -------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                                   21,629,620         4,530,344            15,131         2,763,587
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                              (17,382)         5,192,974            92,556         (242,798)
                                                        -------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                          21,612,238         9,723,318           107,687         2,520,789
                                                        -------------------------------------------------------------------
Net Increase in Net Assets from
   Operations                                           $  46,504,789     $  20,545,652        $  516,384      $  3,915,700
                                                        ===================================================================

See Notes to Financial Statements



INVESCO Income Funds, Inc.
Statement of Changes in Net Assets


                                                                  High Yield Fund                  Select Income Fund
                                                             Six Months          Year          Six Months            Year
                                                                Ended            Ended             Ended             Ended
                                                          February 28         August 31       February 28         August 31
                                                         ------------------------------      ------------------------------
                                                              1998              1997              1998              1997
                                                         UNAUDITED                           UNAUDITED
OPERATIONS
Net Investment Income                                   $  24,892,551     $  36,258,447     $  10,822,334     $  18,785,744
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                            21,629,620        23,000,271         4,530,344         6,970,303
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                              (17,382)        14,932,249         5,192,974         6,812,752
                                                        -------------------------------     -------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                              46,504,789        74,190,967        20,545,652        32,568,799
                                                        -------------------------------     -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (24,892,551)      (36,240,760)      (10,822,248)      (18,772,522)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                          (30,267,935)       (1,805,972)       (8,101,424)       (1,164,947)
                                                        -------------------------------     -------------------------------
TOTAL DISTRIBUTIONS                                      (55,160,486)      (38,046,732)      (18,923,672)      (19,937,469)
                                                        -------------------------------     -------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             481,748,356       585,489,350       203,810,699       149,847,293
Reinvestment of Distributions                              47,141,060        31,536,903        16,985,738        17,592,021
                                                        -------------------------------     -------------------------------
                                                          528,889,416       617,026,253       220,796,437       167,439,314
Amounts Paid for Repurchases of Shares                  (281,332,142)     (557,406,718)     (115,782,337)     (150,545,417)
                                                        -------------------------------     -------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                           247,557,274        59,619,535       105,014,100        16,893,897
                                                        -------------------------------     -------------------------------
Total Increase in Net Assets                              238,901,577        95,763,770       106,636,080        29,525,227
NET ASSETS
Beginning of Period                                       470,965,014       375,201,244       287,618,083       258,092,856
                                                        -------------------------------     -------------------------------
End of Period                                            $709,866,591      $470,965,014      $394,254,163      $287,618,083
                                                        ===============================     ===============================



Accumulated Undistributed Net Investment
   Income Included in Net Assets at
   End of Period                                         $     16,678      $     16,678      $     37,335      $     37,249

FUND SHARE TRANSACTIONS
Shares Sold                                                64,538,258        82,068,049        30,289,882        22,926,524
Shares Issued from Reinvestment
   of Distributions                                         6,440,599         4,403,579         2,535,166         2,685,959
                                                        -------------------------------     -------------------------------
                                                           70,978,857        86,471,628        32,825,048        25,612,483
Shares Repurchased                                       (37,712,969)      (78,100,199)      (17,204,153)      (23,065,551)
                                                        -------------------------------     -------------------------------
Net Increase in Fund Shares                                33,265,888         8,371,429        15,620,895         2,546,932
                                                        ===============================     ===============================

See Notes to Financial Statements



INVESCO Income Funds, Inc.
Statement of Changes in Net Assets (Continued)

                                                                             Short-Term                     U.S. Government
                                                                              Bond Fund                     Securities Fund
                                                             Six Months           Year          Six Months            Year
                                                                Ended             Ended             Ended             Ended
                                                          February 28         August 31       February 28           August 31
                                                        -------------------------------       -------------------------------
                                                           1998              1997              1998              1997
                                                        UNAUDITED                           UNAUDITED
Net Investment Income                                   $     408,697       $   712,515     $   1,394,911      $  3,288,114
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                           15,131             7,626         2,763,587         1,121,369
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                                92,556            99,263         (242,798)         1,720,828
                                                        -------------------------------     -------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                                 516,384           819,404         3,915,700         6,130,311
                                                        -------------------------------     -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (408,697)         (712,515)       (1,394,911)       (3,288,114)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                                     0                 0       (1,102,694)                 0
                                                        -------------------------------     -------------------------------
TOTAL DISTRIBUTIONS                                         (408,697)         (712,515)       (2,497,605)       (3,288,114)
                                                        -------------------------------     -------------------------------




FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              15,708,929        19,388,223        74,798,521       102,864,694
Reinvestment of Distributions                                 374,913           673,216         2,255,144         3,045,965
                                                        -------------------------------     -------------------------------
                                                           16,083,842        20,061,439        77,053,665       105,910,659
Amounts Paid for Repurchases of Shares                   (16,567,664)      (18,558,559)      (82,347,739)     (111,785,624)
                                                        -------------------------------     -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (483,822)         1,502,880       (5,294,074)       (5,874,965)
                                                        -------------------------------     -------------------------------
Total Increase (Decrease) in Net Assets                     (376,135)         1,609,769       (3,875,979)       (3,032,768)
NET ASSETS
Beginning of Period                                        12,344,353        10,734,584        51,580,814        54,613,582
                                                        -------------------------------     -------------------------------
End of Period                                           $  11,968,218     $  12,344,353     $  47,704,835     $  51,580,814
                                                        ===============================     ===============================

FUND SHARE TRANSACTIONS
Shares Sold                                                 1,641,031         2,048,615         9,657,268        13,984,238
Shares Issued from Reinvestment
   of Distributions                                            39,202            71,014           292,238           412,300
                                                        -------------------------------     -------------------------------
                                                            1,680,233         2,119,629         9,949,506        14,396,538
Shares Repurchased                                        (1,728,735)       (1,962,721)      (10,642,521)      (15,152,477)
                                                        -------------------------------     -------------------------------
Net Increase (Decrease) in Fund Shares                       (48,502)           156,908         (693,015)         (755,939)
                                                        ===============================     ===============================

See Notes to Financial Statements


INVESCO Income Funds, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Income Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of four separate Funds: High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund. The investment objectives are: to seek a high level of current income for High Yield and Select Income Funds; to seek a high level of current income with minimum fluctuation in principal value while maintaining liquidity for Short-Term Bond Fund; and to seek a high level of current income by investing in debt obligations issued by the U.S. Government or its agencies for U.S. Government Securities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A.  SECURITY  VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
         Assets and liabilities initially expressed in   terms   of   foreign
    currencies are translated into U.S. dollars at the prevailing   market
    rates  as  quoted  by one or  more  banks or  dealers  on  the  date  of
    valuation.    The  cost  of securities is translated into U.S.  dollars  at
    the  rates of exchange prevailing when such securities   are   acquired.
    Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS _ Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions
    are accounted for  on  the  trade  date  and  dividend   income  is
    recorded on the  ex dividend  date.  Certain  dividends   from   foreign
    securities will be recorded as  soon  as  the Fund is informed   of  the
    dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate,
    market  discount,  original  issue discount and amortized  premium,   is
    recorded  on the  accrual  basis.  Discounts  and  premiums  on   debt
    securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         Mortgage paydown gain/loss is treated as ordinary income for tax purposes and is included in interest income on the Statement of Operations.
         The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
         High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
         The Fund's use of short-term  forward  foreign  currency  contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1997, Short-Term Bond Fund had $64, $285,423, $17,095 and $19,676, in net capital loss carryovers which expire
    in   the   years   2002,    2003,    2004   and   2005,respectively.
         Short-Term Bond Fund incurred and elected to defer post-October 31 net capital losses of $50,466 to the year ended August 31, 1998. To the extent future capital gains are offset by capital loss carryovers and deferred post October 31 losses, such gains will not be distributed to shareholders.
         Net capital loss carryovers utilized in 1997 by U.S. Government Securities Fund amounted to $434,697.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the month-end net asset value. The Fund distributes net realized capital gains, if any,  to its shareholders at least annually, if not offset by capital
    loss carryovers.   Income distributions and  capital  gain   distributions
    are determined in  accordance with income tax  regulations   which   may
    differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
         Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE  2 -- INVESTMENT   ADVISORY AND OTHER AGREEMENTS.  INVESCO  Funds  Group,
Inc.  ("IFG") serves as the Fund's  investment  adviser.  As  compensation   for
its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                      AVERAGE NET ASSETS
                                ------------------------------------------------
                                   $0 to      $300 Million              Over
                                    $300           to $500              $500
Fund                             Million           Million           Million
----------------------------------------------------------------------------
High Yield Fund                    0.50%             0.40%             0.30%
Select Income Fund                 0.55%             0.45%             0.35%
Short-Term Bond Fund               0.50%             0.40%             0.30%
U.S. Government Securities Fund    0.55%             0.45%             0.35%

    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund are made by ITC. Effective February 4, 1998, such responsibilities were transferred to IFG. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of  distribution  pursuant  to Rule  12b-1  of the Act  provides  for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. For the six months ended February 28, 1998, High Yield, Select Income, Short- Term Bond and U.S. Government Securities Funds paid the Distributor $680,646, $401,652,
$17,538 and $68,074, respectively, under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.
    IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Select Income and U.S. Government Securities Funds, and IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Short-Term Bond Fund.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                                Purchases             Sales
--------------------------------------------------------------------------------
High Yield Fund                               $  1,097,747,788    $  865,831,601
Select Income Fund                                 334,341,797       234,319,948
Short-Term Bond Fund                                 1,626,734         2,243,200

    The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                                Purchases             Sales
--------------------------------------------------------------------------------
Short-Term Bond Fund                          $  4,923,275        $   2,706,970
U.S. Government Securities Fund                 63,546,214           77,479,164

NOTE 4 -- APPRECIATION AND DEPRECIATION. At February 28, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                   Gross             Gross               Net
Fund                            Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
High Yield Fund                 $12,435,949        $3,638,794        $8,797,155

Select Income Fund                8,908,209         1,001,147         7,907,062
Short-Term Bond Fund                109,751             6,128           103,623
U.S. Government Securities Fund   1,358,619           210,968         1,147,651

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the six months ended February 28, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    Unfunded
                                   Pension           Accrued           Pension
Fund                              Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
High Yield Fund                  $  5,155       $  16,868           $  36,089
Select Income Fund                  3,137           9,444              21,667
Short-Term Bond Fund                  133             499               1,051
U.S. Government Securities Fund       611           2,196               4,758

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility "LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At February 28, 1998, there were no such borrowings.


INVESCO Income Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                Six Months                                                          Period
                                   Ended                                                             Ended          Year Ended
                                February 28                   Year Ended August 31                 August 31        December 31
                               ------------  -----------------------------------------------      ----------       ------------
                                 1998         1997          1996         1995          1994         1993^              1992
                               UNAUDITED
                              High Yield Fund

PER SHARE DATA
Net Asset Value --
   Beginning of Period          $7.45        $6.84         $6.73        $6.73         $7.32      $  6.97           $   6.66
                                -----        -----------------------------------------------     -------           --------



INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income            0.32         0.62          0.63         0.66          0.62         0.39               0.64
Net Gains or (Losses)
   on Securities (Both
   Realized and
   Unrealized)                   0.31         0.64          0.11         0.03        (0.59)         0.36               0.30
                                -----        ----------------------------------------------     --------          ---------
Total from Investment
   Operations                    0.63         1.26          0.74         0.69          0.03         0.75               0.94
                                -----        ----------------------------------------------     --------          ---------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+            0.32         0.62          0.63         0.66          0.62         0.40               0.63
Distributions from
   Capital Gains                 0.40         0.03          0.00         0.00          0.00         0.00               0.00
In Excess of Capital
   Gains                         0.00         0.00          0.00         0.03          0.00         0.00               0.00
                                -----        ----------------------------------------------     --------          ---------







Total Distributions              0.72         0.65          0.63         0.69          0.62         0.40              0.63
                                -----        ----------------------------------------------     --------          --------
Net Asset Value --
   End of Period                $7.36        $7.45         $6.84        $6.73         $6.73        $7.32             $6.97
                                =====        ==============================================     ========          ========

TOTAL RETURN                    8.81%*       19.27%        11.38%       11.12%         0.37%      11.01%*           14.53%

RATIOS
Net Assets --
   End of Period
   ($000 Omitted)            $709,867      $470,965      $375,201     $288,959      $243,773    $308,945          $212,172
Ratio of Expenses to
   Average Net Assets#          0.44%*@       1.00%@        0.99%@       1.00%         0.97%       0.97%~            1.00%
Ratio of Net Investment
   Income to Average
   Net Assets#                  4.34%*        8.71%         9.13%       10.01%         8.70%       8.28%~            9.29%
Portfolio Turnover Rate          158%*         129%          266%         201%          195%         45%*             120%


^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99%, 1.07% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 9.13%, 9.94% and 8.69%, respectively.

@ Ratio is based on Total  Expenses  of the  Fund,  less  Expenses  Absorbed  by
Investment  Adviser,   if  applicable,   which  is  before  any  expense  offset
arrangements.

~ Annualized


INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                Six Months                                                             Period
                                     Ended                                                              Ended    Year Ended
                               February 28                       Year Ended August 31               August 31   December 31
                              ------------     --------------------------------------------------------------   -----------
                                  1998         1997          1996         1995          1994          1993^          1992
                              UNAUDITED

                              Select Income Fund

PER SHARE DATA
Net Asset Value --
   Beginning of Period           $6.66        $6.35         $6.54        $6.18         $6.80        $6.53         $6.50
                              --------        ----------------------------------------------------  -----         -----
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income             0.22         0.45          0.47         0.47          0.47         0.33          0.52
Net Gains or (Losses)
   on Securities (Both
   Realized and
   Unrealized)                    0.22         0.34        (0.17)         0.36        (0.43)         0.27          0.13
                              --------        ----------------------------------------------------  -----         -----
Total from Investment
   Operations                     0.44         0.79          0.30         0.83          0.04         0.60          0.65
                              --------        ----------------------------------------------------  -----         -----
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income              0.22         0.45          0.46         0.47          0.47         0.33          0.52
In Excess of Net
   Investment Income+             0.00         0.00          0.01         0.00          0.00         0.00          0.00
Distributions from
   Capital Gains                  0.17         0.03          0.02         0.00          0.09         0.00          0.10




In Excess of Capital
   Gains                          0.00         0.00          0.00         0.00          0.10         0.00          0.00
                              --------        ----------------------------------------------------  -----         -----
Total Distributions               0.39         0.48          0.49         0.47          0.66         0.33          0.62
                              --------        ----------------------------------------------------  -----         -----
Net Asset Value --
   End of Period                 $6.71        $6.66         $6.35        $6.54         $6.18        $6.80         $6.53
                              ========        ====================================================  =====         =====

TOTAL RETURN                     6.69%*       12.89%         4.78%       14.01%         0.47%       9.42%*        10.38%

RATIOS
Net Assets --
   End of Period
   ($000 Omitted)             $394,254       $287,618      $258,093     $216,597     $138,337     $158,780      $123,036
Ratio of Expenses to
   Average Net Assets#           0.53%*@        1.03%@        1.01%@       1.00%        1.11%        1.15%~        1.14%
Ratio of Net Investment
   Income to Average
   Net Assets#                    3.25%*        6.98%         7.14%        7.38%         7.22%       7.40%~        7.97%
Portfolio Turnover Rate             73%*         263%          210%         181%          135%        105%*         178%


^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended February 28, 1998 and for the years ended August 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.56% (not annualized), 1.21%, 1.16%, 1.22% and 1.15%, respectively, and ratio of net investment income to average net assets would have been 3.22% (not annualized), 6.80%, 6.99%, 7.16% and 7.18%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


INVESCO Income Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                           Six Months                                                Period
                                                                Ended                                                 Ended
                                                          February 28             Year Ended August 31            August 31
                                                         -----------         --------------------------------     ---------
                                                            1998              1997          1996         1995         1994^
                                                         UNAUDITED

                                                          Short-Term Bond Fund

PER SHARE DATA
Net Asset Value-- Beginning of Period                           $9.51        $9.41         $9.54        $9.46        $10.00
                                                                -----        ---------------------------------    ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.28         0.50          0.56         0.57          0.47
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                                0.07         0.15        (0.13)         0.08        (0.54)
                                                                -----        ---------------------------------    ---------
Total from Investment Operations                                 0.35         0.65          0.43         0.65        (0.07)
                                                                -----        ---------------------------------    ---------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                            0.28         0.55          0.56         0.57          0.47
                                                                -----        ---------------------------------    ---------
 Net Asset Value-- End of Period                                $9.58        $9.51         $9.41        $9.54         $9.46
                                                                =====        =================================    =========

TOTAL RETURN                                                   3.71%*        7.08%         4.63%        7.16%       (0.72%)*

RATIOS
Net Assets-- End of Period ($000 Omitted)                     $11,968      $12,344       $10,735       $8,979        $7,878






Ratio of Expenses to Average Net Assets#                      0.42%*@       0.83%@        0.80%@        0.46%        0.46%~
Ratio of Net Investment Income to
   Average Net Assets#                                         2.92%*        5.82%         5.85%        6.05%        5.50%~
Portfolio Turnover Rate                                          42%*         331%          103%          68%         169%*


^ From September 30, 1993, commencement of investment operations, to August 31, 1994.

 + Distributions in excess of net investment income for the years ended August 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the six months ended February 28, 1998, for the years ended August 31, 1997, 1996 and 1995 and for the period ended August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.90% (not annualized), 1.84%, 2.17%, 2.09% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.44% (not annualized), 4.81%, 4.48%, 4.42% and 3.92% (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized



INVESCO Income Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                Six Months                                                             Period
                                     Ended                                                              Ended    Year Ended
                               February 28                        Year Ended August 31              August 31   December 31
                               -----------         ---------------------------------------------    ---------   -----------
                                   1998            1997          1996         1995          1994        1993^          1992
                               UNAUDITED

                                U.S. Government Securities Fund
PER SHARE DATA
Net Asset Value --
   Beginning of Period            $7.49           $7.15          $7.49        $7.10         $8.19        $7.61        $7.65
                                  -----           -----------------------------------------------    ---------    ---------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income              0.21            0.43           0.44         0.45          0.41         0.28         0.46



Net Gains or (Losses)
   on Securities (Both
   Realized and
   Unrealized)                     0.38            0.34          (0.34)        0.39        (0.93)         0.58       (0.04)
                                  -----           -----------------------------------------------    ---------    ---------
Total from Investment
   Operations                      0.59            0.77           0.10         0.84        (0.52)         0.86         0.42
                                  -----           -----------------------------------------------    ---------    ---------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income               0.21            0.43           0.43         0.45          0.41         0.28         0.46
In Excess of Net
   Investment Income+              0.00            0.00           0.01         0.00          0.00         0.00         0.00
Distributions from
   Capital Gains                   0.16            0.00           0.00         0.00          0.16         0.00         0.00
                                  -----           -----------------------------------------------    ---------    ---------
Total Distributions                0.37            0.43           0.44         0.45          0.57         0.28         0.46
                                  -----           -----------------------------------------------    ---------    ---------
Net Asset Value --
   End of Period                  $7.71           $7.49          $7.15        $7.49         $7.10        $8.19        $7.61
                                  =====           ===============================================    =========    =========

TOTAL RETURN                      7.99%*          11.01%         1.31%       12.37%        (6.53%)      11.61%*       5.68%

RATIOS
Net Assets --
   End of Period
   ($000 Omitted)               $47,705         $51,581       $54,614      $38,087       $36,740      $36,391       $35,799
Ratio of Expenses to
   Average Net Assets#            0.50%*@         1.01%@        1.02%@       1.00%         1.32%        1.40%~        1.27%
Ratio of Net Investment
   Income to Average
   Net Assets#                    2.68%*          5.78%         5.76%        6.24%         5.46%        5.36%~        6.08%
Portfolio Turnover Rate            125%*           139%          212%          99%           95%         100%*         115%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended February 28, 1998 and for the years ended August 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.69% (not annualized), 1.32%, 1.48%, 1.51% and 1.42%, respectively, and ratio of net investment income to average net assets would have been 2.49% (not annualized), 5.47%, 5.30%, 5.73% and 5.36%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualize

                                       FAMILY OF FUNDS


                                                           Newspaper
Fund Name                     Fund Code  Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
International
International Growth                49          FSIGX             IntlGr
Emerging Markets                    43            *                  *
Asian Growth                        41          IVAGX             AsianGr
Pacific Basin                       54          FPBSX             PcBas
European                            56          FEURX             Europ
European Small Company              37          IVECX             EuroSmCo
Latin American Growth               34          IVSLX             LatinAmGr
--------------------------------------------------------------------------------
Sector
Energy                              50          FSTEX             Enrgy
Environmental Services              59          FSEVX             Envirn
Financial Services                  57          FSFSX             FinSvc
Gold                                51          FGLDX             Gold
Health Sciences                     52          FHLSX             HlthSc
Leisure                             53          FLISX             Leisur
Realty                              42          IVSRX             Realty
Technology                          55          FTCHX             Tech
Utilities                           58          FSTUX             Util
Worldwide Capital Goods             38          ISWGX             WldCap
Worldwide Communications            39          ISWCX             WldCom
--------------------------------------------------------------------------------
Equity
Growth                              10          FLRFX             Grwth
Dynamics                            20          FIDYX             Dynm
Small Company Growth                60          FIEGX             SmCoGth
Value Equity                        46          FSEQX             ValEq
Small Company Value                 74          IDSCX             SmCoVal
S&P 500 Index Fund Class II         23            *                  *
--------------------------------------------------------------------------------
All-Weather
Industrial Income                   15          FIIIX             IndInc
Multi-Asset Allocation              70          IMAAX             MulAstAl
Total Return                        48          FSFLX             TotRtn
Balanced                            71          IMABX             Bal
--------------------------------------------------------------------------------
Bond
Short-Term Bond                     33          INIBX             ShTrBd
Intermediate Government Bond        47          FIGBX             IntGov
U.S. Government Securities          32          FBDGX             USGvt
Select Income                       30          FBDSX             SelInc
High Yield                          31          FHYPX             HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond          36          IVTIX               *
Tax-Free Long-Term Bond             35          FTIFX             TxFre
--------------------------------------------------------------------------------

Money Market
U.S. Government Money Fund          44          FUGXX             InvGvtMF
Cash Reserves                       25          FDSXX             InvCshR
Tax-Free Money Fund                 40          FFRXX             InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.